UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2019

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 7.01      Regulation FD Disclosure.
On September 18, 2019, CSC Holdings LLC, a Delaware limited liability company (“CSC”), an indirect wholly-owned subsidiary of Altice USA, Inc. (the “Company”), disclosed its intention in the future to assume all of the rights and obligations of Cablevision Systems Corporation (“Cablevision”), the direct parent of CSC, under Cablevision’s $649.0 million outstanding aggregate principal amount of 5.875% Senior Notes due 2022 (“Cablevision 2022 Notes”), the indenture governing the Cablevision 2022 Notes (“Cablevision Notes Indenture”), $1.7 million outstanding aggregate principal amount of 7.750% Senior Notes due 2025 (“Legacy Cequel 2025 Notes”), the indenture governing the Legacy Cequel 2025 Notes (“Legacy Cequel 2025 Notes Indenture”), $4.1 million outstanding aggregate principal amount of 7.500% Senior Notes due 2028 (“Legacy Cequel 2028 Notes”) and the indenture governing the Legacy Cequel 2028 Notes (“Legacy Cequel 2028 Notes Indenture”), through one or more transactions (“Debt Push-Down”). Upon consummation of the Debt Push-Down, CSC will succeed to, and be substituted for, Cablevision as the issuer under the Cablevision 2022 Notes, the Cablevision Notes Indenture, the Legacy Cequel 2025 Notes, the Legacy Cequel 2025 Notes Indenture, the Legacy Cequel 2028 Notes and the Legacy Cequel 2028 Notes Indenture and Cablevision will be released from its obligations under the Cablevision 2022 Notes, the Cablevision Notes Indenture, the Legacy Cequel 2025 Notes, the Legacy Cequel 2025 Notes Indenture, the Legacy Cequel 2028 Notes and the Legacy Cequel 2028 Notes Indenture.
The Debt Push-Down will streamline the Company’s debt capital structure, which is expected to simplify the Company’s financing strategy and financial reporting requirements. The consummation and timing of the Debt Push-Down remain at the Company’s sole option, and there can be no assurance that the Debt Push-Down will take place, at all or within any given timeframe.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: September 18, 2019	By:	/s/ Michael E. Olsen
Michael E. Olsen
Senior Vice President and Acting General Counsel